HUNTERS GLEN (PHASE I) AP XII LIMITED PARTNERSHIP
                      a South Carolina limited partnership
                                (Mortgagor)


                                       and


                           LEXINGTON MORTGAGE COMPANY,
                             a Virginia corporation
                                (Mortgagee)

                          ____________________________

                          AGREEMENT OF MODIFICATION OF
                         MORTGAGE AND SECURITY AGREEMENT



                        Dated:      As of April 1, 1994

                        Location:   1109 Hunters Glen Drive
                                    Plainsboro, New Jersey

                        County:     Middlesex

                        RECORD AND RETURN TO:

                        Messrs. Thacher Proffitt & Wood
                        Two World Trade Center
                        New York, New York  10048

                        Attention:  James L. Gregory III
                        File No.:   16248-00157





            THIS AGREEMENT OF MODIFICATION OF SECURITY AGREEMENT made as of the 1st day of April, 1994 ("Agreement"), between HUNTERS GLEN (PHASE I) AP XII LIMITED PARTNERSHIP, a South Carolina limited partnership (hereinafter referred to as "Mortgagor") and LEXINGTON MORTGAGE COMPANY, a Virginia corporation (hereinafter referred to as "Mortgagee"),


                              W I T N E S S E T H :

            WHEREAS Mortgagor is the fee owner of the premises described in EXHIBIT A attached hereto (hereinafter referred to as the "Premises") and Mortgagee is the owner and holder of the mortgage covering the fee estate of Mortgagor in the Premises, as more particularly described in EXHIBIT B attached hereto (hereinafter referred to as the "Mortgage") and of the note, bond or other obligation secured thereby (hereinafter referred to as the "Note");

            WHEREAS there is now owing on the Note and the Mortgage the unpaid principal sum of $8,500,000.00 and interest (said principal sum, interest and all other sums which may or shall become due under the Note and/or the Mortgage, as modified and amended pursuant to the provisions hereof, being hereinafter collectively referred to as the "Debt"); and

            WHEREAS Mortgagor and Mortgagee have by that certain Agreement of Modification of Mortgage Note dated as of even date herewith agreed in the manner set forth therein to modify the time and manner of payment and certain terms and provisions of the Note;

            WHEREAS Mortgagor and Mortgagee have agreed in the manner hereinafter set forth to modify the certain terms and provisions of the Mortgage;

            NOW, THEREFORE, in pursuance of said agreement and in consideration of one dollar and other good and valuable consideration, Mortgagor hereby represents and warrants to and covenants and agrees with Mortgagee as follows:

            A. All capitalized words or phrases not otherwise defined herein shall have the meanings ascribed to them in the Mortgage.

            B. Mortgagor and Mortgagee hereby acknowledge that Mortgagor has deposited the sum of $86,000 into the Capital Improvements Account. Certain capital improvements set forth on Exhibit C attached hereto shall hereinafter be included in the definition of Capital Improvements and such funds shall be disbursed in accordance with Paragraph 51 of the Mortgage.

            C. The "Reserve Account Schedule" referred to in Paragraph 52 of the Mortgage shall be revised to reflect a new "Required Reserve Amount" equal to $105,600 and a new "Minimum Reserve Amount" equal to $52,800.

            D. Mortgagor shall promptly cause this Agreement to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect the lien of the Mortgage upon, and the interest of Mortgagee in, the Premises. Mortgagor will pay all filing, registration and recording fees, and all expenses incident to the preparation, execution and acknowledgement of this Agreement, and all Federal, state, county and municipal taxes, duties, imposts, assessments and charges arising out of or in connection with the filing, registration, recording, execution and delivery of this Agreement and Mortgagor shall hold harmless and indemnify Mortgagee against any liability incurred by reason of the imposition of any tax on the issuance, making, filing, registration or recording of this Agreement.


            E. Mortgagor represents, warrants and covenants that there are no offsets, counterclaims or defenses against the Debt, this Agreement, the Mortgage or the Note and that Mortgagor (and the undersigned representative of Mortgagor, if any) has full power, authority and legal right to execute this Agreement and to keep and observe all of the terms of this Agreement on Mortgagor's part to be observed or performed.

            F. Except as expressly modified pursuant to this Agreement, all of the terms, covenants and provisions of the Mortgage shall continue in full force and effect. In the event of any conflict or ambiguity between the terms, covenants and provisions of this Agreement and those of the Mortgage, the terms, covenants and provisions of this Agreement shall control.

            G. This Agreement may not be modified, amended, waived, changed or terminated orally, but only by an agreement in writing signed by the party against whom the enforcement of the modification, amendment, waiver, change or termination is sought.

            H. This Agreement shall be binding upon and inure to the benefit of Mortgagor and Mortgagee and their respective successors and assigns.

            I. This Agreement may be executed in any number of duplicate originals and each such duplicate original shall be deemed to constitute but one and the same instrument.

            J. If any term, covenant or condition of this Agreement shall be held to be invalid, illegal or unenforceable in any respect, this Agreement shall be construed without such provision.

            K. This Agreement shall be governed by and construed in accordance with the laws of the State of New York and the applicable laws of the United States of America.



            IN WITNESS WHEREOF, Mortgagor and Mortgagee have duly executed this Agreement as of the day and year first above written.

                                HUNTERS GLEN (PHASE I) AP XII LIMITED
                                PARTNERSHIP

                                By:   HUNTERS GLEN GP LIMITED PARTNERSHIP,
                                      General Partner

                                By:   GP SERVICES V, INC., General Partner


                                By:   Robert D. Long, Jr.
                                Name:       Robert D. Long, Jr.
                                Title:      CAO/Controller


                                LEXINGTON MORTGAGE COMPANY


                                By:     Frank Warfield
                                Name:   Frank Warfield
                                Title:  Senior Vice President


STATE OF Virginia )
                  )     SS:
COUNTY OF Fairfax )


      On this 7th day of August, 1995, in the County and State aforesaid, before me, the subscriber, a Notary Public authorized to take acknowledgements and proofs in said County and State, personally appeared Frank Warfield, the Senior Vice President of LEXINGTON MORTGAGE COMPANY, a Virginia corporation, who, I am satisfied, is the person who, as such Senior Vice President, signed and delivered the within instrument, and he did acknowledge that he is duly authorized to sign and deliver the within instrument on behalf of said corporation and that he signed and delivered the same as the act and deed of said corporation for the uses and purposes set forth therein.




                                Judith Ann DiBriezo
                                Notary Public







STATE OF SC             )
                        )       SS:
COUNTY OF Greenville    )

      On this 1st day of August, 1995, in the County and State aforesaid, before me, the subscriber, a Notary Public authorized to take acknowledgements and proofs in said County and State, personally appeared Robert D. Long, Jr., the CAO/Controller of GP SERVICES V, INC., a South Carolina corporation and the general partner of HUNTERS GLEN GP LIMITED PARTNERSHIP, a South Carolina limited partnership and the general partner of HUNTERS GLEN (PHASE I) AP XII LIMITED PARTNERSHIP, a South Carolina limited partnership, who I am satisfied, is the person who, as such CAO/Controller, signed and delivered the within instrument, and he did acknowledge that he is duly authorized to sign and deliver the within instrument on behalf of said corporation and that he signed and delivered the same as the act and deed of said corporation and said partnerships for the uses and purposes set forth therein.



                                Antoinette M. Wolf
                                Notary Public









                                    EXHIBIT A

                          (Description of the Premises)





                                    EXHIBIT B




1.    The Mortgage:

            Mortgage and Security Agreement dated as of September 30, 1993 given by Mortgagor to Mortgagee, in the principal sum of $8,500,000.00 and recorded on October 26, 1993, in the Middlesex County Clerk's Office, in Book 4566, page
42.


2.    The Note:

            Mortgage Note dated as of September 30, 1993 given by Mortgagor to Mortgagee, in the original principal sum $8,500,000.00.




                                    EXHIBIT C


                              Capital Improvements